The Advisors’ Inner Circle Fund III (The “TRUSt”)

GQG Partners Emerging Markets Equity Fund

(the “Fund”)

Supplement Dated August 30, 2019 to the Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”),

each dated November 28, 2018, as supplemented December 28, 2018

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Effective on or about September 1, 2019 (the “Effective Date”), Mr. Sudarshan Murthy will be a Deputy Portfolio Manager of the Fund. Accordingly, as of the Effective Date, the Fund’s Summary Prospectus, Prospectus and SAI are hereby amended and supplemented as follows:

1.	The “Portfolio Manager” section of the Summary Prospectus, and the corresponding section of the Prospectus, are hereby deleted and replaced with the following:

Portfolio Managers

Rajiv Jain, Chairman and Chief Investment Officer of the Adviser and Portfolio Manager of the Fund, has managed the Fund since its inception in 2016.

Sudarshan Murthy, CFA, Senior Investment Analyst at the Adviser and Deputy Portfolio Manager of the Fund, has served as Deputy Portfolio Manager of the Fund since 2019.

2.	The “Portfolio Manager” section of the Prospectus is hereby deleted and replaced with the following:

Portfolio Managers

Under normal circumstances, Rajiv Jain makes all investment decisions with respect to the Funds in his sole discretion, and Sudarshan Murthy collaborates with Mr. Jain on all aspects of security selection and portfolio construction with respect to the GQG Partners Emerging Markets Equity Fund.

Rajiv Jain, Chairman and Chief Investment Officer of the Adviser, serves as the Portfolio Manager of the GQG Partners Emerging Markets Equity Fund and the sole Portfolio Manager of the GQG Partners US Select Quality Equity Fund. Prior to joining the Adviser in 2016, Mr. Jain served as a Co-Chief Executive Officer, Chief Investment Officer and Head of Equities at Vontobel Asset Management (“Vontobel”). He joined Vontobel in 1994 as an equity analyst and associate manager of its international equity portfolios. Mr. Jain earned an MBA in Finance and International Business from the University of Miami in 1993. He also has a Master’s degree from the University of Ajmer and an undergraduate degree in Accounting.

Sudarshan Murthy, CFA, Senior Investment Analyst at the Adviser, serves as the Deputy Portfolio Manager of the GQG Partners Emerging Markets Equity Fund. Prior to joining the Adviser in 2016, Mr. Murthy was a generalist analyst in Asian equities at Matthews International Capital from 2011 to 2016 and a sell-side research associate at Sanford C. Bernstein from 2010 to 2011. Earlier in his career, he held various operational roles in the IT services industry, including at Infosys from 2001 to 2006. Mr. Murthy earned an MBA from The Wharton School of Business at the University of Pennsylvania, where he graduated as a Palmer Scholar (top 5% of graduating class). He also received a Post Graduate Diploma in Management from the Indian Institute of Management, Calcutta and a Bachelor of Engineering from the National Institute of Technology, Surathkal, in India. Mr. Murthy is a CFA charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

3.	“The Portfolio Manager” section of the SAI is hereby deleted and replaced with the following:

THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The portfolio managers receive a fixed salary, retirement benefits and variable compensation. The variable compensation is based on a portfolio manager’s share of the Adviser’s revenue and profitability and, in the case of a deputy portfolio manager, additionally includes a discretionary annual bonus based on both a qualitative and quantitative evaluation of the deputy portfolio manager’s performance and on the Adviser’s performance and profitability. A portfolio manager’s compensation is not directly based on Fund performance. However, to the extent that Fund performance impacts a portfolio manager’s share of the Adviser’s revenue and profitability, there may be some correlation between Fund performance and the portfolio manager’s compensation.

Fund Shares Owned by the Portfolio Managers. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares Owned[1]
Rajiv Jain	Over $1,000,000 (GQG Partners Emerging Markets Equity Fund)
Sudarshan Murthy, CFA	$100,001–$500,000 (GQG Partners Emerging Markets Equity Fund)

[1]	Valuation date is July 31, 2019.

Other Accounts. In addition to the Funds, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of July 31, 2019.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Rajiv Jain	5	$3,566	25[1]	$10,289	16[2]	$6,835
Sudarshan Murthy, CFA[3]	0	$0	0	$0	0	$0

1	Includes 3 accounts managed with a performance-based advisory fee, representing approximately $43 million in assets.
2	Includes 2 accounts with a performance-based advisory fee, representing approximately $3,285 million in assets.
3	Mr. Murthy does not have decision making authority over any accounts.

Conflicts of Interest. Mr. Jain is also responsible for managing other account portfolios in addition to the Funds.

Mr. Jain’s management of other accounts may give rise to potential conflicts of interest in connection with his management of a Fund’s investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of a Fund and other accounts presents a variety of potential conflicts of interests. For example, Mr. Jain may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

In some cases, another account managed by Mr. Jain may compensate the Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Adviser to favor higher fee paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. The Adviser has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equally.

Another potential conflict could arise in instances in which securities considered as investments for the Funds are also appropriate investments for other investment accounts managed by the Adviser. When a decision is made to buy or sell a security by a Fund and one or more of the other accounts, the Adviser may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, the Adviser employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. The Adviser has implemented specific policies and procedures to address any potential conflicts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GQG-SK-007-0100

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